Exhibit 10.16

                                SECOND AMENDMENT

                            dated as of July 26, 2002

                                       to

                                 $1,000,000,000

                                CREDIT AGREEMENT

                                   dated as of

                           August 3, 2000, as amended,

                                      among

                      John Hancock Financial Services, Inc.

                      John Hancock Life Insurance Company,

                            The Banks Listed Herein,

                              Fleet National Bank,
                           as Co-Administrative Agent,

                              JPMorgan Chase Bank,
                           as Co-Administrative Agent,

                               Citicorp USA, Inc.,
                              as Syndication Agent,

                              The Bank of New York,
                  as Co-Documentation Agent (364-Day Revolver),

                                       and

                            The Bank of Nova Scotia,
                  as Co-Documentation Agent (364-Day Revolver)

                             Fleet Securities, Inc.,
                                       and
                           J.P. Morgan Securities Inc.
                                       as
                   Joint Bookrunners and Joint Lead Arrangers

                      SECOND AMENDMENT TO CREDIT AGREEMENT

            SECOND AMENDMENT TO CREDIT AGREEMENT ("Second Amendment") dated as of July 26, 2002, among JOHN HANCOCK FINANCIAL SERVICES, INC. ("JHFS"), JOHN HANCOCK LIFE INSURANCE COMPANY ("JHLIC" and, collectively with JHFS, the "Borrowers"), the BANKS listed on the signature pages hereof, FLEET NATIONAL BANK, as co-administrative agent, and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as co-administrative agent.

            WHEREAS, the Borrowers, John Hancock Capital Corporation ("JHCC"), the Banks, and the Agent entered into to a Credit Agreement dated as of August 3, 2000 ("Original Credit Agreement") pursuant to which the Banks agreed, on the terms and conditions stated therein, to extend credit to the Borrowers and JHCC pursuant to a 364-Day Revolving Credit Facility ("364-Day Revolver") and a Multi-Year Revolving Credit Facility ("Multi-Year Revolver");

            WHEREAS, the Borrowers, the Banks, and the Agent entered into a First Amendment to Credit Agreement dated as of July 27, 2001 ("First Amendment") pursuant to which the parties made certain amendments to the Original Credit Agreement (as so amended, the "First Amended Credit Agreement") so as, among other things, (i) to acknowledge the termination of JHCC as a Borrower thereunder, (ii) to renew the 364-Day Revolver for an additional 364-day period commencing on the date of the First Amendment, (iii) to reallocate the 364-Day Commitment of BankOne, NA (Main Office Chicago), (iv) to clarify the Borrowers' reporting obligations concerning their financial covenants, and (v) to eliminate commercial paper ratings as a basis for determining pricing with respect to the 364-Day Revolver;

            WHEREAS, the Borrowers have requested that the Banks make certain further amendments to the First Amended Credit Agreement so as, among other things, (i) to renew the 364-Day Revolver for an additional 364-day period commencing on the date of the Second Amendment, (ii) to amend the pricing for the 364-Day Revolver to include a premium of 15 basis points in the event the Borrowers exercise the one-year term-out option thereunder, (iii) to eliminate the Adjusted Statutory Surplus covenant and JHLIC's reporting obligations with respect thereto and to amend the remaining financial covenants applicable to both the 364-Day Revolver and the Multi-Year Revolver, (iv) to amend the conditions for optional increases in the aggregate Commitments under the 364-Day Revolver or the Multi-Year Revolver, and (v) to reallocate the 364-Day Commitments of Lehman Commercial Paper, Inc., The Northern Trust Company, and Westdeutsche Landesbank Gerozentrale, New York Branch (each an "Exiting Bank" and, collectively, the "Exiting Banks"); and

            WHEREAS, the Banks are willing to make such amendments on the terms and conditions set forth in this Second Amendment;

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Definitions. All capitalized terms used but not defined herein shall have the same meanings herein as such terms have in the First Amended Credit Agreement.

      2. Amendments to First Amended Credit Agreement. Upon the terms and subject to the conditions of this Second Amendment, the First Amended Credit Agreement is hereby amended in each of the following respects:

            (a) The definition of "Expiration" in Section 1.01 of the First Amended Credit Agreement is amended to read in its entirety as follows:

                  ""Expiration" means, with respect to the 364-Day Revolver, the 364th day after the Second Amendment Effective Date or, if extended in accordance with Section 2.06(b), the 364th day after the immediately preceding Expiration."

            (b) The definition of "364-Day Termination Date" in Section 1.01 of the First Amended Credit Agreement is amended to read in its entirety as follows:

                  ""364-Day Termination Date" means the 364th day after the Second Amendment Effective Date, or if the maturity of the 364-Day Revolver shall have been extended pursuant to Section 2.06(b) hereof, the 364th day after the immediately preceding Expiration."

            (c) The definition of "Permitted Collateralization Obligation" in
      Section 1.01 of the First Amended Credit Agreement is amended to read in its entirety as follows:

                  ""Permitted Collateralization Obligation" means any obligation relating to REMICs, pass-through obligations, collateralized mortgage obligations, collateralized bond obligations or similar instruments, except an obligation of JHFS, JHLIC or any Subsidiary (excluding any Subsidiary that is the issuer of the REMIC, pass-through obligation, collateralized mortgage obligation, collateralized bond obligation or similar instrument) to the extent that such obligation requires a cash payment by JHFS, JHLIC or such Subsidiary, recourse for the payment of which is not limited to specific assets of JHFS, JHLIC or such Subsidiary (excluding any obligation of JHFS, JHLIC or such Subsidiary (i) to make advances in connection with the servicing of such REMIC, pass-through obligation, collateralized mortgage obligation, collateralized bond obligation or similar instrument, (ii) to repurchase collateral, or (iii) to provide indemnification for certain liabilities arising from misrepresentations in and omissions of material facts from offering materials for such obligations so long as claims for such misrepresentations or omissions remain inchoate and unasserted)."

            (d) Section 1.01 of the First Amended Credit Agreement is amended by inserting the following new definitions:

                  ""Second Amendment" means the Second Amendment to Credit Agreement dated as of July 26, 2002."

                  ""Second Amendment Effective Date" means the date on which the Second Amendment becomes effective in accordance with Section 5 thereof."

            (e) The last sentence of Section 2.06(a) of the First Amended Credit Agreement is amended to read in its entirety as follows:

                  "If the Borrowers choose the first anniversary of the last Expiration of the 364-Day Revolver as the Final Maturity Date, (x) no additional Borrowings shall be permitted under the 364-Day Revolver between such Expiration and the Final Maturity Date, and (y) with respect to all principal amounts outstanding under the 364-Day Revolver, the applicable interest rate shall be determined as otherwise provided herein plus a premium of 15 basis points until the earlier of payment in full or the Final Maturity Date."

            (f) Section 2.09A(c)(iii) of the First Amended Credit Agreement is amended to read in its entirety as follows:

                  "(iii) on the Increased Commitment Date, JHFS's senior unsecured long-term debt ratings from S&P and Moody's are at least A and A3, respectively, and JHLIC's financial strength ratings from S&P and Moody's are at least AA and Aa3, respectively."

            (g) Section 5.01(e) of the First Amended Credit Agreement is deleted in its entirety.

            (h) Section 5.08 of the First Amended Credit Agreement is deleted in its entirety.

            (i) Section 5.08A of the First Amended Credit Agreement is amended to read in its entirety as follows:

                  "SECTION 5.08A. Shareholders' Equity. JHFS will not, at any time, permit GAAP total shareholders' equity as would be or is shown on JHFS' consolidated balance sheet as of such time prepared in accordance with GAAP (after excluding unrealized appreciation and depreciation on certain investments pursuant to FAS 115) to be less than $4,000,000,000."

            (j) Section 5.09 of the First Amended Credit Agreement is amended to read in its entirety as follows:

                  "SECTION 5.09. Capitalization Ratio. JHFS will not, at any time, permit the ratio of (a) total GAAP short- and long-term debt to (b) GAAP total shareholders' equity (after excluding unrealized appreciation and depreciation on certain investments pursuant to FAS 115) plus total GAAP short- and long-term debt, in each case as would be or is shown on JHFS' consolidated balance sheet as of such time prepared in accordance with GAAP, to be greater than 0.40:1:00; provided, that for purposes of calculating total GAAP short- and long-term debt, the following shall not be included: (w) obligations for which recourse for payment is limited to specified assets of such Person, (x) Permitted Collateralization Obligations, (y) obligations of a Person which is an insurance company (1) which arise in connection with policies or contracts of insurance, funding agreements and other similar contracts entered into in the ordinary conduct of such Person's insurance business or (2) to the extent that recourse for the payment of such obligations is limited to assets held in separate accounts of such Person, and (z) obligations issued under the John Hancock Life Insurance Company SignatureNotes(sm) program as from time to time in effect."

            (k) Exhibit L to the First Amended Credit Agreement is amended to read in its entirety as set forth in Exhibit L attached hereto.

      3. Amendments to 364-Day Revolver Notes. Each of the 364-Day Revolver Notes (other than the Exiting Bank Notes (as defined below)) is amended by changing the date at the top of such note to the date of the Second Amendment Effective Date.

      4. Amendments to 364-Day Commitments. The 364-Day Commitment of each Exiting Bank under the 364-Day Revolver is hereby terminated as of the Second Amendment Effective Date, and each Exiting Bank is hereby released from its obligations under the First Amended Credit Agreement with respect to the 364-Day Revolver (but not with respect to the Multi-Year Revolver) as of the Second Amendment Effective Date. From and after the Second Amendment Effective Date, the 364-Day Commitments shall be allocated among the Banks as reflected on the signature pages hereof under the heading "364-Day Commitments."

      5. Conditions Precedent. The amendments and agreements set forth in Sections 2, 3, and 4 above shall become effective only upon the satisfaction of the following conditions:

            (a) receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of the execution and delivery of a counterpart hereof by such party);

            (b) receipt by the Agent of each Exiting Bank's 364-Day Revolver Notes (the "Exiting Bank Notes") for cancellation, and receipt by the Borrowers of the Exiting Bank Notes marked "Canceled" by the Agent; provided, that if any Exiting Bank shall be unable to produce one or more of its original Notes for cancellation, such Exiting Bank shall have delivered, and the Agent and Borrowers shall have received, an affidavit of an officer of such Exiting Bank as to the loss, theft, destruction or mutilation of such Note(s) and certifying that such Note(s) are satisfied in full and are to be canceled by the Agent, and such Exiting Bank's unsecured agreement of indemnity concerning any claim under such canceled Note(s);

            (c) the fact that all amounts payable by the Borrowers on or before the Second Amendment Effective Date (including the fees then payable, if any, pursuant to Section 2.08 of the First Amended Credit Agreement) shall have been paid in full;

            (d) receipt by the Agent of an opinion of Alan R. Seghezzi, Vice President and Counsel of JHLIC, addressed to the Agent and the Banks, in form and substance satisfactory to the Agent;

            (e) receipt by the Agent of an opinion of Goulston & Storrs, P.C., special counsel for the Agent, addressed to the Agent and the Banks, in form and substance satisfactory to the Agent; and

            (f) receipt by the Agent of all documents it may reasonably request relating to the existence of each Borrower, the corporate authority for and the validity of this Second Amendment, and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

provided that this Second Amendment shall not become effective or be binding on any party hereto unless all of the foregoing conditions are satisfied not later than July 26, 2002. At the closing, the Agent or its counsel shall deliver a notice to the Borrowers and the Banks advising them of the Second Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

      6. Representations and Warranties. Each Borrower severally represents and warrants, but only with respect to itself, that:

            (a) Representations in First Amended Credit Agreement. Each of the representations and warranties made by such Borrower in the First Amended Credit Agreement is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrower on the date hereof and in this Second Amendment (except to the extent such representations and warranties expressly relate to an earlier date).

            (b) No Defaults or Events of Default. No Default or Event of Default exists on the date of this Second Amendment (after giving effect to all of the arrangements and transactions contemplated by this Second Amendment).

            (c) Binding Effect of Documents. This Second Amendment has been duly authorized, executed and delivered by such Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of such Borrower contained herein constitute the legal, valid, and binding obligations of such Borrower enforceable against such Borrower in accordance with its terms.

      7. Miscellaneous. This Second Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Second Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and provisions of the First Amended Credit Agreement and the Notes shall remain unmodified, and the First Amended Credit Agreement and the Notes, as amended and supplemented by this Second Amendment, are confirmed as being in full force and effect, and each Borrower hereby ratifies and confirms all of its agreements and obligations contained therein. This Second Amendment and the rights and obligations of each of the parties hereto shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts without regard to conflicts of laws principles. This Second Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

                         [Signatures begin on next page]

      IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


JOHN HANCOCK FINANCIAL SERVICES,         JOHN HANCOCK LIFE INSURANCE
INC.                                     COMPANY

By:    /s/ Gregory P. Winn               By:    /s/ Gregory P. Winn
       ------------------------------           ------------------------------
Title: Vice President and Treasurer      Title: Vice President and Treasurer
       ------------------------------           ------------------------------


By:    /s/ Julie H. Indge                By:    /s/ Julie H. Indge
       ------------------------------           ------------------------------
Title: Assistant Treasurer               Title: Assistant Treasurer
       ------------------------------           ------------------------------

200 Clarendon Street, T-58               200 Clarendon Street, T-58
Boston, Massachusetts  02117             Boston, Massachusetts 02117
Attention:  Treasurer                    Attention:  Treasurer
Fax:  (617) 572-0411                     Fax:  (617) 572-0411
Telex number: 62021772                   Telex number: 62021772
with a copy to:                          with a copy to:
John Hancock Financial Services, Inc.    John Hancock Financial Services, Inc.
200 Clarendon Street                     200 Clarendon Street
Boston, Massachusetts  02117             Boston, Massachusetts  02117
Attention: Investment Law                Attention: Investment Law
Fax: (617) 572-9269                      Fax: (617) 572-9269

   364-Day               Multi-Year
Commitments              Commitments
-----------              -----------

$32,250,000              $80,000,000            FLEET NATIONAL BANK
                                                ("Co-Administrative Agent")


                                                By: /s/ Lawrence C. Bigelow
                                                    ----------------------------
                                                Title: Managing Director
                                                       -------------------------

$32,250,000              $40,000,000            JPMORGAN CHASE BANK
                                                ("Co-Administrative Agent")


                                                By: /s/ Heather Lindstrom
                                                    ----------------------------
                                                Title: Vice President
                                                       -------------------------

$32,000,000              $40,000,000            CITICORP USA, INC.
                                                ("Syndication Agent")


                                                By: /s/ David A. Dodge
                                                    ----------------------------
                                                Title: Managing Director
                                                       -------------------------

$32,000,000              $30,312,500            THE BANK OF NOVA SCOTIA
                                                ("Co-Documentation Agent" -
                                                364-Day)


                                                By: /s/ John W. Campbell
                                                    ----------------------------
                                                Title: Managing Director
                                                       -------------------------

$32,000,000              $10,000,000            THE BANK OF NEW YORK
                                                ("Co-Documentation Agent" -
                                                364-Day)


                                                By: /s/ Gary Overton
                                                    ----------------------------
                                                Title: Vice President
                                                       -------------------------

$28,000,000              $30,312,500            BARCLAYS BANK PLC


                                                By: /s/ Alison A. McGuigan
                                                    ----------------------------
                                                Title: Associate Director
                                                       -------------------------

   364-Day               Multi-Year
Commitments              Commitments
-----------              -----------

$28,000,000              $30,312,500            BNP PARIBAS


                                                By: /s/ Phil Truesdale
                                                    ----------------------------
                                                Title: Director
                                                       -------------------------


                                                By: /s/ Laurent Vanderzyppe
                                                    ----------------------------
                                                Title: Director
                                                       -------------------------

$28,000,000              $30,312,500            CREDIT SUISSE FIRST BOSTON


                                                By: /s/ Jay Chall
                                                    ----------------------------
                                                Title: Director
                                                       -------------------------


                                                By: /s/ Jeffrey Bernstein
                                                    ----------------------------
                                                Title: Vice President
                                                       -------------------------

$28,000,000              $30,312,500            DEUTSCHE BANK AG, NEW YORK
                                                AND/OR CAYMAN ISLAND BRANCHES


                                                By: /s/ John S. McGill
                                                    ----------------------------
                                                Title: Director
                                                       -------------------------


                                                By: /s/ Clinton M. Johnson
                                                    ----------------------------
                                                Title: Managing Director
                                                       -------------------------

$28,000,000              $30,312,500            ROYAL BANK OF CANADA


                                                By: /s/ Gabriella King
                                                    ----------------------------
                                                Title: Senior Manager
                                                       -------------------------

   364-Day               Multi-Year
Commitments              Commitments
-----------              -----------


$28,000,000              $30,312,500            WACHOVIA BANK, N.A.


                                                By: /s/ Lance P. Black
                                                    ----------------------------
                                                Title: Director
                                                       -------------------------

$24,500,000              $30,312,500            COMERICA BANK


                                                By: /s/ Stacey V. Judd
                                                    ----------------------------
                                                Title: Account Officer
                                                       -------------------------

$24,500,000              $22,500,000            STATE STREET BANK AND
                                                TRUST COMPANY


                                                By: /s/ Lise Anne Boutiette
                                                    ----------------------------
                                                Title: Vice President
                                                       -------------------------

         $0              $22,500,000            WESTDEUTSCHE LANDESBANK
                                                GIROZENTRALE, NEW YORK BRANCH


                                                By: /s/ Lillian Tung Lum
                                                    ----------------------------
                                                Title: Executive Director
                                                       -------------------------


                                                By: /s/ Martin Clements
                                                    ----------------------------
                                                Title: Director
                                                       -------------------------

$24,500,000              $22,500,000            BANK OF AMERICA, N.A.


                                                By: /s/ Mehul D. Mehta
                                                    ----------------------------
                                                Title: Principal
                                                       -------------------------

   364-Day               Multi-Year
Commitments              Commitments
-----------              -----------

         $0              $20,000,000            THE NORTHERN TRUST COMPANY


                                                By: /s/ Marcia Saper
                                                    ----------------------------
                                                Title: Vice President
                                                       -------------------------

$24,500,000                       $0            ABN AMRO BANK N.V.


                                                By: /s/ Neil R. Stein
                                                    ----------------------------
                                                Title: Vice President
                                                       -------------------------


                                                By: /s/ Michael DeMarco
                                                    ----------------------------
                                                Title: Corporate Banking Officer
                                                       -------------------------

         $0                       $0            LEHMAN COMMERCIAL PAPER INC.


                                                By: /s/ Michele Swanson
                                                    ----------------------------
                                                Title: Authorized Signatory
                                                       -------------------------

$24,500,000                       $0            LEHMAN BROTHERS BANK, FSB


                                                By: /s/ Gary Taylor
                                                    ----------------------------
                                                Title: Vice President
                                                       -------------------------

$24,500,000                       $0            MORGAN STANLEY BANK


                                                By: /s/ Jaap L. Tonckens
                                                    ----------------------------
                                                Title: Vice President
                                                       -------------------------

   364-Day               Multi-Year
Commitments              Commitments
-----------              -----------

$24,500,000                       $0            HSBC BANK USA


                                                By: /s/ Anthony C. Valencourt
                                                    ----------------------------
                                                Title: Head of Insurance
                                                       -------------------------

----------------         ----------------
Total 364-Day            Total Multi-Year
Commitments              Commitments

$500,000,000             $500,000,000


                              FLEET NATIONAL BANK, as Agent


                              By: /s/ Lawrence C. Bigelow
                                  -----------------------
                              Title: Managing Director, Financial Institutions Division
                              100 Federal Street
                              Boston, Massachusetts 02110
                              Attention:  Lawrence C. Bigelow
                              Fax:  (617) 434-1096

                              JPMORGAN CHASE BANK, as Agent


                              By: /s/ Heather Lindstrom
                                  ---------------------
                              Title:  Vice President
                              270 Park Avenue, 15th Floor
                              New York, New York 10017
                              Attention:  Heather Lindstrom
                              Fax:  (212) 270-0412

                                                                     EXHIBIT L

Senior Unsecured Long Term Debt Ratings - 364-Day Revolver
--------------------------------------------------------------------------------------------------------------------------
                                                          Applicable       Drawn Cost       Applicable
                   S & P or Moody's       Facility       Euro-Dollar     (=<50% usage)         Usage           All-In
 Rating Level           Rating           Fee (bps.)     Margin (bps.)        (bps.)         Fee (bps.)       Drawn Cost
--------------------------------------------------------------------------------------------------------------------------
 I                    =>AAA/=>Aaa           4.0              13.5             17.5              5.0             22.5
--------------------------------------------------------------------------------------------------------------------------
 II                   =>AA-/=>Aa3           5.0              15.0             20.0              5.0             25.0
--------------------------------------------------------------------------------------------------------------------------
 III                   =>A+/=>A1            6.0              19.0             25.0              5.0             30.0
--------------------------------------------------------------------------------------------------------------------------
 IV                     <A+/<A1             7.0              23.0             30.0              5.0             35.0
--------------------------------------------------------------------------------------------------------------------------

Senior Unsecured Long Term Debt Ratings - Multi-Year Revolver
--------------------------------------------------------------------------------------------------------------------------
                                                          Applicable       Drawn Cost       Applicable
                   S & P or Moody's       Facility       Euro-Dollar     (=<50% usage)         Usage           All-In
 Rating Level           Rating           Fee (bps.)     Margin (bps.)        (bps.)         Fee (bps.)       Drawn Cost
--------------------------------------------------------------------------------------------------------------------------
 I                    =>AAA/=>Aaa           6.0              11.5             17.5              5.0             22.5
--------------------------------------------------------------------------------------------------------------------------
 II                   =>AA-/=>Aa3           7.0              13.0             20.0              5.0             25.0
--------------------------------------------------------------------------------------------------------------------------
 III                   =>A+/=>A1            8.0              17.0             25.0              5.0             30.0
--------------------------------------------------------------------------------------------------------------------------
 IV                     <A+/<A1             9.0              21.0             30.0              5.0             35.0
--------------------------------------------------------------------------------------------------------------------------

Commercial Paper Ratings - Multi-Year Revolver
---------------------------------------------------------------------------------------------------------------------------
                                                           Applicable       Drawn Cost       Applicable
                   S & P or Moody's       Facility        Euro-Dollar     (=<50% usage)        Usage            All-In
 Rating Level           Rating           Fee (bps.)      Margin (bps.)        (bps.)         Fee (bps.)       Drawn Cost
---------------------------------------------------------------------------------------------------------------------------
 I                A-1+/P-1                   7.0              10.5             17.5             5.0              22.5
---------------------------------------------------------------------------------------------------------------------------
 II               A-1/P-1                    7.0              18.0             25.0             5.0              30.0
---------------------------------------------------------------------------------------------------------------------------
 III              A-2/P-2                   10.0              25.0             35.0            10.0              45.0
---------------------------------------------------------------------------------------------------------------------------
 IV               <A-2/<P-2                 15.0              35.0             50.0            12.5              62.5
---------------------------------------------------------------------------------------------------------------------------

The Rating Level of each Eligible Borrower shall be determined as follows: (a) with respect to the 364-Day Revolver, the highest senior unsecured long term debt rating of such Eligible Borrower as provided by S&P or Moody's, and (b) with respect to the Multi-Year Revolver, (i) if S&P and/or Moody's has assigned a rating to the senior unsecured long term debt of such Eligible Borrower, the highest of such ratings, or (ii) if neither S&P nor Moody's has assigned a rating to the senior unsecured debt of such Eligible Borrower, then the highest short term Commercial Paper rating of such Eligible Borrower as provided by S&P or Moody's.

Applicable Euro-Dollar Margins shall be determined first according to the Ratings Level of the Eligible Borrower making the borrowing.

The Applicable Usage Fee shall be determined by Rating Level of the Eligible Borrower which yields the highest Applicable Usage Fee. The Applicable Usage Fee shall apply only to Euro-Dollar Loans.

The Facility Fee shall be determined by the Rating Level of the Eligible Borrower which yields the highest Facility Fee.

If the Borrowers exercise the one-year term-out-option with respect to Committed Loans under the 364-Day Revolver, a premium of 15 basis points will be added to the drawn cost thereunder.


                                       L-1